Q1 ‘20 Earnings Results (NYSE: STAR)

Forward-Looking Statements and Other Matters Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise. This presentation should be read in conjunction with our consolidated financial statements and related notes in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and our Annual Report on Form 10-K for the year ended December 31, 2019. In assessing all forward-looking statements herein, readers are urged to read carefully all cautionary statements in our Form 10-K. Factors that could cause actual results to differ materially from iStar’s expectations include general economic conditions and conditions in the commercial real estate and credit markets, the effect of the COVID-19 pandemic on our business and growth prospects, the Company’s ability to grow its ground lease business directly and through SAFE, the Company’s ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions and asset impairments, the market demand for legacy assets the Company seeks to sell and the pricing and timing of such sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company’s ability to maintain compliance with its debt covenants, the Company’s ability to generate income and gains from its portfolio and other risks detailed in “Risk Factors” in our 2019 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC. Important Note re COVID-19: Our first quarter operations occurred largely before the COVID-19 pandemic materially affected the US economy. Readers of this presentation are cautioned that our results for the first quarter may not be indicative of our results for the remainder of 2020. Readers are urged to read our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 when it is filed with the SEC for a more fulsome discussion of our first quarter results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections included therein. Note: Please refer to the “Glossary” section in the Appendix for a list of defined terms and metrics. Investor Relations Contact Jason Fooks Senior Vice President 212.930.9400 investors@istar.com 1

I. Highlights 2

Q1 ‘20 Update – Our Strategy Scale Strengthen Simplify Safehold Balance Sheet Business $1.9b Market Value of $435m $88m SAFE Investment(1) Cash & Revolver Availability Legacy Asset (as of April 29, 2020) Sales Proceeds +43% SAFE TSR YTD(2) 2.5 8% Years with No Reduction in $1.1b Corporate Maturities Legacy Assets Unrealized Gain(3) (1) SAFE market value is based on iStar’s ownership of 33.4m shares (65.4% ownership of the business) and a stock price of $57.16 per share on April 29, 2020. (2) Total shareholder return calculated from December 31, 2019 to April 29, 2020. (3) Unrealized gain based on difference between Gross Book Value of $853m and market value. 3

Safehold Q1 ‘20 Highlights Investment in Safehold $1,909 $105m (1) Market Value Additional iStar Investment in SAFE $1,056m $1.5b Unrealized Increase Gain #1 Quarterly Return Among Publicly-Traded REITs(2) $853 Gross Book Value $442 Market Value(1) $2.8b $410 Safehold Ground Lease Portfolio Gross Book Value 3/31/19 3/31/20 Note: $ in millions. (1) SAFE mark-to-market is based on the April 29, 2020 stock price of $57.16 with 33.4m shares and March 31, 2019 stock price of $21.81 with 20.3m shares and OP units. 4 (2) Based on SAFE’s Q1 ’20 total shareholder return of 58%.

Strong Balance Sheet with Improving Credit Metrics (Q1 ‘19 to Q1 ‘20) Unencumbered Debt Unsecured Debt / Asset Base UA / UD(1) Maturity Profile Debt / Equity(2) Total Debt(3) $3.0b 1.6x 2.1x 59% 2.5 years with no corporate maturities $4.5b 2.1x 1.3x 68%68% Leverage (SAFE MTM) No Repurchase Facilities Note: Figures are presented using SAFE mark-to-market calculation based on April 29, 2020 of $57.16 per share with 33.4m shares and the March 31, 2019 stock price of $21.81 with 20.3m shares and OP units. Presented pro forma for the $300m revolver repayment subsequent to the end of the quarter. (1) Pro forma adjustment is different than the calculation of unsecured assets / unsecured debt under our unsecured bond indentures. (2) Debt, net of cash and adjusted total equity are presented gross of NCI. Please refer to the “Capital Structure Overview” section of the presentation for more information. 5 (3) Includes only iStar’s share of NLJV I debt.

Legacy Asset Progress Short-Term Balance Long-Term Balance - Monetizing and recycling proceeds - Intent to further develop into ground lease business $545 $541 $356 8% -19% Reduction since Q4 ‘19 $290 $17 $13 Sales CapEx (GBV) $88m Proceeds from Sales $3m Gains from Sales Q4 '19 Q1 '20 Q4 '19 Q1 '20 6 Note: Figures in millions.

Earnings Results Q1 ‘20 Q1 ‘19 TTM TTM (Q1 ‘20) (Q1 ‘19) Net Income (Loss) ($17.6m) ($109.1m) (Allocable to Common Shareholders) ($21.5m) $287.7m W.A. Shares 67.7m 67.9m (Diluted) 77.4m 79.0m EPS (Loss) ($0.26) ($1.61) (Diluted) ($0.28) $3.73 Adj. Earnings (Loss) $2.6m ($25.3m) (Allocable to Common Shareholders) $10.7m $396.1m W.A. Shares 67.8m 67.9m (Diluted) 77.7m 79.0m AEPS (Loss) $0.04 ($0.37) (Diluted) $0.14 $5.10 iStar has updated and simplified its adjusted earnings metric beginning this quarter to reflect the shift in strategy in its business. Certain prior adjustments, such as loan loss provisions and impairments, will now be recognized in accordance with GAAP. The new metric will continue to add back other adjustments such as depreciation & amortization expense, stock-based compensation expense, and non-cash losses on early extinguishment of debt. Prior period results have been conformed to this definition. For more information, please refer to the “Adjusted Earnings Reconciliation” section in the Appendix. 7

Q1 ‘20 Investment Activity $195m $105m $61m $12m $16m Investment Loan & Net Lease STAR Legacy in SAFE Fundings Repurchases CapEx 8

$5.7b Diversified Portfolio


Net Lease
$2,194
37%
SAFE
MTM
$1,909
32%
By
Business(1)
Strategic
Investments
$52
1%
Cash
$71
1%
Operating
Property
$313
5%
Land & Development
$561
10%
RE Finance
$818
14%

Business	April Cash Rent & Interest Collected
SAFE	100%
Net Lease	97%
RE Finance(2)	100%
Operating Properties	79%


Ground Leases
$1,934
33%
Office / Industrial
$1,425
24%
By
Property
Type(1)
Other
$31
1%
Cash
$71
1%
Retail
$176
3%
Multifamily
$223
4%
Hotel
$256
4%
Condo
$354
6%
Land
$498
8%
Entertainment /
Leisure
$950
16%


Northeast
$2,114
36%
West
$1,075
19%
By
Geography(1)
Various
$148
3%
Southeast
$490
8%
Mid Atlantic
$782
13%
Central
$605
10%
Southwest
$633
11%

Note: $ in millions unless otherwise specified. Figures based on Gross Book Value of the Company's total investment portfolio and includes 100% of the assets of iStar's consolidated joint ventures and the carrying value of iStar's investment in non-consolidated joint ventures and affiliates.

(1) Includes cash presented pro forma for the $300m revolver repayment subsequent to the end of the quarter. SAFE is presented at market value based on the April 29, 2020 stock price of $57.16 per share with 33.4m shares.

(2) Excludes one remaining pre-existing legacy nonperforming loan.

iStar

9

STAR’s Equity Value per Share Common Equity per Share(1) Adj. Common Equity per Share(1) (Net of Depreciation, Amortization and CECL Allowance) (Gross of Depreciation, Amortization and CECL Allowance) $26.52 (w/ SAFE MTM) $22.55 (w/ SAFE MTM) +138% +241% $12.82 $11.16 $6.54 (w/ SAFE MTM) $10.77 $8.61 $6.61 (w/ SAFE MTM) $6.12 Q1 '19 Q1 '20 Q1 '19 Q1 '20 Note: SAFE mark-to-market is based on the April 29, 2020 stock price of $57.16 with 33.4m shares and the March 31, 2019 stock price of $21.81 with 20.3m shares and OP units. Please refer to the “Adjusted Common Equity Reconciliation” section of the Appendix for more information. 10 (1) 2019 amounts are presented diluted for Series J Convertible Preferreds which were converted into 16.5m shares of common stock as of December 20, 2019.

II. Portfolio Overview 11

Safehold (NYSE: SAFE) SAFE Earnings  iStar’s investment Q1 ‘20 — iStar invested $105m in SAFE in Q1 ‘20 (1) — 33.4m shares (65.4% of shares outstanding) Revenue $40.2m — Gross Book Value $853m or $25.53 per share — Market value of $1.9b based on closing price of $57.16 per share on April 29, 2020 Net Income $17.4m  SAFE was the top performing publicly-traded REIT in Q1 ‘20 EPS $0.36 Office $1,720 Northeast 63% $1,259 47% >60 yrs 90% West $601 Geographic 22% Lease Term Property Type Hotel $510 Region Remaining 19% (w/ Extensions) <20 yrs 8% Central $83 3% 20-60 yrs Mid Atlantic 2% Other $20 Multifamily Southeast Southwest $356 1% $455 $197 $209 13% 17% 7% 8% Note: $ in millions. Graphs are presented as Gross Book Value of SAFE’s portfolio of $2,705m excluding $96m of forward commitments. Please refer to the SAFE Earnings Presentation for a Glossary of defined terms. 12 (1) iStar’s discretionary voting in SAFE is capped at 41.9% and will vote remaining shares with respect to any matter in the same proportions as SAFE’s non-iStar shareholders.

Net Lease Consolidated Assets Net Lease Wholly-Owned Total (100% Ownership) Venture I Consolidated (51.9% Ownership) Gross Book Value $1,245 $901 $2,146 Occupancy 99.0% 100.0% 99.4% Square Feet (000s) 10,031 5,707 15,738 W.A. Remaining Lease Term 18.5 yrs 16.7 yrs 17.8 yrs W.A. Yield 7.9% 8.0% 8.0% Central $394 18% Northeast Office / Industrial >10 Years $518 Mid Atlantic 77% $1,129 24% 53% $362 17% W.A. <1 Year Entertainment / 0% Property Leisure Geographic Remaining $934 Lease Term Type 43% Type 1-5 Years 12% Southwest International $322 $9 15% 1% 6-10 Years 11% West Ground Lease Retail Southeast $282 $26 $57 $258 13% 1% 3% 12% 13 Note: $ in millions. Please refer to the “Glossary” section of the Appendix for additional details regarding definitions and calculations.

Real Estate Finance Portfolio W.A. Last $ W.A. W.A. Maturity Loans ($) LTV Yield (yrs) First mortgages / Senior debt(1) $582 54% 7.7% 1.8 Mezzanine / Subordinated debt(1) 220 78% 9.4% 3.0 Total Performing Loans $802 60% 8.2% 2.1 NPLs 16 Total Real Estate Finance $818 Real Estate Finance Portfolio Breakdown Hotel $173 Condo 21% West $188 $262 23% Floating Northeast 32% 78% $311 38% Property Rate Geographic Other (2) $24 Type Multifamily Type Region 3% $162 20% Various $86 Retail 10% $69 Fixed 22% 8% Mid Atlantic Office / Central $13 $76 Land Industrial 2% $97 $105 Southwest Southeast 9% 12% 13% $15 $55 2% 7% Note: $ in millions. Includes $38m consolidated first mortgage participations not held by iStar. Excludes financing receivable included in other lending investments and CECL allowances. Please refer to the “Glossary” section of the Appendix for additional details regarding definitions and calculations. (1) Includes $24m of other lending investments in first mortgages / senior debt and $86m of other lending investments in mezzanine / subordinated debt. 14 (2) Excludes one remaining pre-existing legacy nonperforming loan.

Legacy Asset Update Legacy Asset Balance Short-Term vs. Long-Term $1,739 $177 -52% $541m $629 Long-Term $831 $16 $254 $290m Short-Term(1) $933 $561 Q4 '17 Q1 '20 Land & Development Operating Properties (Legacy) NPLs Note: Figures in millions. 15 (1) The Company intends to monetize the bulk of its short-term legacy assets as quickly as reasonably possible over the next 12 to 24 months.

III. Capital Structure 16

Capital Structure Overview As of 3/31/20 Common Equity Adjusted $663m (1) Common Credit Metrics 3/31/20 SAFE MTM Adjusted Equity Total Equity Acc. D&A/CECL Allow. - $325m(3) $1.0b Cash $371m $371m $1.5b Debt, net of cash $3,212m $3,212m Noncontrolling Interest - $217m(4) Total Equity, gross of NCI $1,160m $2,234m Preferred Equity - $305m(5) Adj. Total Equity, gross of NCI $1,509m $2,565m Leverage(2) 2.1x 1.3x Shares Shares Outstanding (Basic) 77.1m 77.1m Common Equity $663m $1,737m Book Equity per Share $8.61 $22.55 Senior Secured Adjusted Common Equity $988m $2,044m Total Debt Unsecured Debt Debt (6) Adj. Book Equity per Share $12.82 $26.52 $2.1b $1.5b(7) $3.6b Liquidity Cash $371m $371m Revolving Credit Facility $50m $50m Availability(8) Total Liquidity $421m $421m Note: Please refer to the “Adjusted Common Equity Reconciliation” section of the Appendix for more information. (1) SAFE mark-to-market calculations based on April 29, 2020 of $57.16 per share with 33.4m shares. (2) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Adjusted Total Equity, gross of NCI. (3) Includes accumulated depreciation, amortization, CECL allowance, and iStar’s proportionate share of accumulated depreciation and amortization relating to equity method investments. (4) Includes $25m of the proportionate share of accumulated depreciation and amortization relating to noncontrolling interests. (5) Represents liquidation preference of preferred equity. (6) Debt is presented net of fees and discounts. 17 (7) Includes $487m of consolidated, asset-specific non-recourse mortgage debt of Net Lease Venture I. (8) Revolver fully repaid with cash on hand subsequent to the end of the quarter.

Corporate Debt Maturity Profile 4.6 years 2.5 years Debt Profile w.a. maturity with no corporate 2022 debt maturities Sep. 400 5.25% Sep. 288 3.125% $688 2023 Jun. $492 L + 275 $775 2024 No corporate debt maturities $288 Oct. $775 4.75% $550 2025 $492 Aug. $550 4.25% $400 2035 Oct. $100 L + 150 (1) Non-Recourse Mortgage Financings $100 Various / W.A. $724 4.38% Total / W.A. $3,329 4.30%(2) Unsecured Debt Secured Term Loan Convertible Notes Revolver Note: Figures on this page exclude the revolver, of which $300m was outstanding at the end of the quarter and has since been repaid, leaving no outstanding borrowings at the date of the presentation. Note: $ in millions. Excludes extension options. (1) Represents individual non-recourse mortgages on net lease assets, including consolidated mortgage debt on assets held by Net Lease Venture I. Rates presented after giving effect to interest rate hedges. 18 (2) Rates presented after giving effect to interest rate hedges.

IV. Appendix 19

Consolidated Statements of Operations Three Months Ended March 31, 2020 2019 Revenues Operating lease income $47,346 $58,915 Interest income 17,216 20,375 Interest Income from sales-type leases 8,355 - Other income 20,368 14,813 Land development revenue 80,176 12,699 Total revenues $173,461 $106,802 Cost and Expenses Interest expense $43,392 $46,577 Real estate expense 22,498 25,940 Land development cost of sales 77,059 14,449 Depreciation and amortization 14,486 15,668 General and administrative 18,001 16,850 General and administrative – stock-based compensation 16,270 4,249 Provision for (recovery of) loan losses 4,003 (97) Provision for net investment in leases 1,292 - Impairment of assets 1,708 3,851 Other expense 74 508 Total costs and expenses $198,783 $127,995 Income from sales of real estate - 9,407 Income (loss) from operations before earnings from equity method investments and other items ($25,322) ($11,786) Earnings (losses) from equity method investments 16,612 5,309 Income tax expense (60) (25) Loss on early extinguishment of debt (4,115) (468) Net income (loss) ($12,885) ($6,970) Net (income) loss attributable to noncontrolling interests (2,691) (2,471) Net income (loss) attributable to iStar ($15,576) ($9,441) Preferred dividends (5,874) (8,124) Net income (loss) allocable to common shareholders ($21,450) ($17,565) 20 Note: $ in thousands.

Earnings per Share Three Months Twelve Months Ended March 31, Ended March 31, Earnings Information for Common Shares 2020 2019 2020 2019 Net income (loss)(1) Basic ($0.28) ($0.26) $4.29 ($1.61) Diluted ($0.28) ($0.26) $3.73 ($1.61) Adjusted earnings (loss) Basic $0.14 $0.04 $5.90 ($0.37) Diluted $0.14 $0.04 $5.10 ($0.37) Weighted average shares outstanding Basic 77,444 67,747 67,116 67,917 Diluted (for net income) 77,444 67,747 79,017 67,917 Diluted (for adjusted earnings) 77,651 67,830 79,017 67,917 Common shares outstanding at the end of period 77,059 66,061 77,059 66,061 Note: In thousands, except per share data. (1) Allocable to common shareholders after the effect of preferred dividends, non-controlling interests and income from sales of real estate. 21

Adjusted Earnings Reconciliation Three Months Twelve Months Ended March 31, Ended March 31, 2020 2019 2020 2019 Net income (loss) allocable to common shareholders ($21,450) ($17,565) $287,662 ($109,131) Add: Depreciation and amortization 15,056 15,437 58,547 66,724 Add: Stock-based compensation expense 16,270 4,249 42,457 12,721 Add: Loss on early extinguishment of debt 799 468 7,449 4,414 Adjusted earnings (loss) allocable to common shareholders $10,675 $2,589 $396,115 ($25,272) Note: $ in thousands. In 2019, we announced a new business strategy that would focus our management personnel and our investment resources primarily on scaling our Ground Lease platform. As part of this strategy, we accelerated the monetization of legacy assets, reducing our legacy portfolio to approximately 16% of our overall portfolio as of March 31, 2020, and deployed a substantial portion of the proceeds into additional investments in SAFE and new loan and net lease originations relating to the Ground Lease business. Management has determined that, effective for the quarter ended March 31, 2020, a modified non-GAAP earnings metric, designated "adjusted earnings," is the metric it uses to assess our execution of this strategy and the performance of our operations. Adjusted earnings reflects impairment charges and loan provisions in the same period in which they are recognized in net income (loss) prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"), rather than in a later period when the asset is sold. We believe this change is appropriate as legacy asset sales become less central to our business, even though sales may be material to particular periods when they occur. Adjusted earnings is used internally as a supplemental performance measure adjusting for certain items to give management a view of income more directly derived from operating activities in the period in which they occur. Adjusted earnings is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, including our proportionate share of depreciation and amortization from equity method investments and excluding depreciation and amortization allocable to noncontrolling interests, stock-based compensation expense, the non-cash portion of loss on early extinguishment of debt and the liquidation preference recorded as a premium above book value on the redemption of preferred stock ("Adjusted Earnings"). All prior periods have been calculated in accordance with this definition. Adjusted Earnings should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Earnings should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Earnings indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Earnings is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance. It should be noted that our manner of calculating Adjusted Earnings may differ from the calculations of similarly-titled measures by other companies. 22

Consolidated Balance Sheets As of As of March 31, 2020 December 31, 2019 Assets Real Estate Real estate, at cost $1,737,041 $1,761,079 Less: accumulated depreciation (235,952) (233,860) Real estate, net 1,501,089 1,527,219 Real estate available and held for sale 34,391 8,650 Total real estate 1,535,480 1,535,869 Net investment in leases 409,976 418,915 Land and development, net 514,064 580,545 Loans receivable and other lending investments, net 850,835 827,861 Other investments 1,029,552 907,875 Cash and cash equivalents 371,293 307,172 Accrued interest and operating lease income receivable 10,036 10,162 Deferred operating lease income receivable, net 48,812 54,222 Deferred expenses and other assets, net 452,533 442,488 Total Assets $5,222,581 $5,085,109 Liabilities and Equity Accounts payable, accrued expenses and other liabilities $441,324 $424,374 Liabilities associated with properties held for sale 61 57 Loan participations, net 37,767 35,638 Debt obligations, net 3,583,360 3,387,080 Total Liabilities $4,062,512 $3,847,149 Total iStar shareholders’ equity $968,118 $1,040,422 Noncontrolling interests 191,951 197,538 Total Equity $1,160,069 $1,237,960 Total Liabilities and Equity $5,222,581 $5,085,109 23 Note: $ in thousands.

Adjusted Common Equity Reconciliation

	As of March 31, 2020	As of March 31, 2019
Total shareholders' equity	$968,118	$810,371
Less: Liquidation preference of preferred stock	(305,000)	(505,000)[2]
Common shareholders equity	$663,118	$305,371
Add: Accumulated depreciation and amortization[1]	267,523	349,656
Add: Proportionate share of depreciation and amortization within equity method investments	32,708	21,561
Add: CECL allowance *(March 31, 2019 balance represents general reserves)*	24,610	12,410
Adjusted common equity	**$987,959**	**$688,998**
Common shares outstanding – basic	77,059	66,061
Common shares outstanding – pro forma Series J conversion	77,059	82,561
Common equity per share	$8.61	$4.62
Common equity per share diluted for Series J convertible preferreds	$8.61	$6.12
Common equity per share diluted for Series J convertible preferreds with SAFE MTM	$22.55	$6.61
Adjusted common equity per share	$12.82	$10.43
Adjusted common equity per share diluted for Series J convertible preferreds	$12.82	$10.77
Adjusted common equity per share diluted for Series J convertible preferreds with SAFE MTM	$26.52	$11.16

Note: Amounts in thousands, except for per share data. SAFE mark-to-market based on the April 29, 2020 stock price of $57.16 with 33.4m shares and March 31, 2019 stock price of $21.81 with 20.3m shares and OP units. We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and CECL allowances calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets. Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

(1) Net of amounts allocable to non-controlling interests and includes accumulated depreciation and amortization associated with real estate available and held for sale.

(2) Includes $200.0m of liquidation preference attributable to our Series J convertible preferred shares which were converted in the fourth quarter of 2019.

iStar

24

Q1 '20 Gross Book Value Reconciliation

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate, net	-	$1,301	$200	-	-	$1,501
Real estate available and held for sale	-	26	9	-	-	34
Net investment in leases	-	410	-	-	-	410
Land and development, net	-	-	-	$514	-	514
Loans receivable and other lending investments, net	$808	44	-	-	-	852
Real estate-related intangibles, net	-	113	5	-	-	117
Other investments	-	881	60	37	$52	1,030
Net Book Value	$808	$2,774	$273	$551	$52	$4,459
Add: Accumulated depreciation and CECL allowance	$10	$232	$15	$10	-	$266
Add: Accumulated amortization related to intangibles	-	21	12	-	-	33
Add: Proportionate share of joint venture accumulated depreciation and amortization	-	20	13	-	-	33
Gross Book Value	$818	$3,047	$313	$561	$52	$4,791
Add: Cash[1]	-	-	-	-	$71	$71
Add: SAFE MTM[2]	-	$1,056	-	-	-	1,056
Portfolio Gross Book Value	$818	$4,103	$313	$561	$123	$5,918

Note: $ in millions. Figures in this table may not foot due to rounding.
(1) Cash is presented pro forma for the $300m revolver repayment subsequent to the end of the quarter.
(2) SAFE mark-to-market based on April 29, 2020 stock price of $57.16 per share with 33.4m shares versus Gross Book Value of $853m.

iStar

25

Glossary Funding / Capex Acquisition price, capitalized acquisition costs, capital expenditures, contributions to equity method investments, (Net Lease, Operating Properties, Land & Development) capitalized payroll and capitalized interest. Funding / Capex Cash funded on loans, plus deferred interest capitalized to the loan balance, exclusive of original issued discount, (Real Estate Finance) origination and arrangement fees held back at origination. Basis assigned to physical real estate property (land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit / parcel sales, plus our basis in equity method investments, Gross Book Value plus lease related intangibles, capitalized leasing costs and excluding accumulated depreciation and (Net Lease, Operating Properties, Land & Development) amortization, and for equity method investments, excluding the effect of our share of accumulated depreciation and amortization. Principal funded including any deferred capitalized interest receivable, plus protective advances, exit fee Gross Book Value receivables and any unamortized origination / modification costs, less purchase discounts and specific reserves. (Real Estate Finance) This amount is not reduced for general reserves (prior to 2020), or CECL allowances (beginning in 2020). Net Book Value Gross Book Value net of accumulated depreciation and amortization. (Net Lease, Operating Properties, Land & Development) Net Book Value Gross Book Value for Real Estate Finance less general reserve for loan loss (prior to 2020) and CECL allowances (Real Estate Finance) (beginning in 2020). Net Operating Income Operating lease income and other income less operating expenses. Proceeds Includes sales price for assets sold, less selling costs, less seller financing plus return of capital and distributed (Net Lease, Operating Properties, Land & Development) proceeds arising from sales within our equity method investments. Proceeds Collection of principal, deferred and capitalized interest, exit fees, origination fees previously netted against (Real Estate Finance) principal at inception, or original issue discount. Includes proceeds from sales of securities. Yield Calculated as Net Operating Income for the quarter, annualized, divided by the average Gross Book Value during (Net Lease) the period. Yield Interest income, for the quarter, annualized, divided by the average Gross Book Value of Real Estate Finance. (Real Estate Finance) Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader’s understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate. 26